                        SEMIANNUAL REPORT/APRIL 30, 1999

                                      AIM
                          GLOBAL GROWTH & INCOME FUND

                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                                  [COVER IMAGE]

                     -------------------------------------

                     HEROES ON WHEELS BY JANE WOOSTER SCOTT

             JANE WOOSTER SCOTT'S IMAGINATIVE PAINTING OF A CYCLING

              CHAMPIONSHIP CAPTURES THE SPIRIT OF AN INTERNATIONAL

         CELEBRATION. LIKE SPORTS, INVESTING BRINGS THE WORLD TOGETHER,

                  UNITING AND ENRICHING PEOPLE OVER THE GLOBE.

                     -------------------------------------


AIM Global Growth & Income Fund seeks to provide long-term growth of capital together with current income. The Fund invests in stocks of blue-chip companies and high-quality government bonds from around the world.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Growth & Income Fund (formerly GT Global Growth & Income Fund) performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge. Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B, C and Advisor Class shares will differ from that of Class A shares due to differences in sales charge structure and expenses.
o Class C shares commenced sales March 1, 1999. Because Class C shares have been offered for less than one year, all performance reported for Class C shares is cumulative return that has not been annualized.
o   Advisor Class shares were closed to new investors as of March 1, 1999.
o The Fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The MSCI World Index is a group of unmanaged global securities tracked by Morgan Stanley Capital International.
o The J.P. Morgan Global Government Bond Index is a market value-weighted average of government bonds from 13 major developed bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general.
o The Dow Jones Industrial Average (the Dow) is an unmanaged composite of the performance of 30 large-company stocks.
o The EAFE--Registered Trademark-- (Europe, Australasia, and the Far East) Index is a group of unmanaged securities. The index is compiled by Morgan Stanley Capital International.
o A direct investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

     AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED
           OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION
              OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT
                   YOU COULD LOSE SOME OR ALL OF YOUR MONEY.


   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.



                         AIM GLOBAL GROWTH & INCOME FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

                    With only several months remaining in 1999, the question on
  [PHOTO OF         many of your minds may be, "How will the year 2000 computer
   Charles T.       issue affect AIM and my investments?" We would like you to
     Bauer,         feel comfortable.
  Chairman of          During March and April, AIM participated in an
  the Board of      industrywide test that gave us a chance to see how our
   THE FUND         technology systems might be affected by the changeover to
  APPEARS HERE]     the year 2000 (Y2K). Everything went as well as we had
                    hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
                        The general purpose of the process was to test
                    electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.

TEST RESULTS EXCELLENT
During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. During 1998, we made substantial progress on our preparations. We are now in the final phases of the project, continually testing internal applications and our interfaces with outside parties. On the investment side, our portfolio management staff is evaluating the Y2K preparedness of the companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if there are unexpected problems. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
    We are pleased to send you this report covering your fund's performance over the last six months. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. We appreciate your business.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman
A I M Advisors, Inc.


PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER IS DEEMED AIM'S YEAR 2000 READINESS DISCLOSURE.


                       ---------------------------------

                                  THE FINANCIAL

                             INDUSTRY HAS BEEN SEEN

                            AS A LEADER IN PLANNING

                            FOR YEAR 2000 CONCERNS.

                       ---------------------------------


                         AIM GLOBAL GROWTH & INCOME FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


FUND WEATHERS DIFFICULT MARKET FOR BONDS


GLOBAL MARKETS HAVE BEEN VOLATILE SINCE LAST YEAR. HOW DID AIM GLOBAL GROWTH & INCOME FUND PERFORM?
The Fund had a difficult six months, reporting a 6.78% return for Class A shares, a 6.54% return for Class B shares and a 6.87% return for Advisor Class shares for the period ending April 30, 1999. Class C shares had a 3.87% cumulative return since their inception on March 31, 1999. These figures are at net asset value, without a sales charge. During the reporting period, the MSCI World Index rose 19.57%, while the J.P. Morgan Global Government Bond Index returned -3.22%. These indexes help explain the performance of the Fund, which invests in both stocks and bonds. Global equity markets did well over the past six months, but bond markets underperformed.

WHAT WERE MARKET CONDITIONS LIKE DURING THIS TIME?
In late 1998, the Federal Reserve Board lowered interest rates and spurred a U.S. market rally. That rally continued into 1999, with large-company stocks dominating. The Dow crossed the 10,000 threshold during the reporting period, and its performance reflected the strength of major American corporations. The rest of the U.S. market did not perform as well as leading large-company stocks. Meanwhile, the U.S. economy remains the strongest in the world, with low inflation, high employment and low interest rates.
    The European economy is slowing, particularly in Germany, and we're seeing earnings disappointments from some companies. In January, 11 European countries introduced the euro as their new common currency. While the euro started strong against the dollar, it weakened as it became clear that the United States was growing much faster than Europe.

HOW DID THESE FACTORS AFFECT THE FUND?
The last six months have been particularly unfavorable for our investment style, though we do not expect this underperformance to persist.
    Japan and the emerging markets of Asia and Latin America have been some of the strongest-performing markets in the last six months, and the Fund has no exposure in these areas. Actually, our investment policy keeps us out of these regions. Since the Fund is dedicated to high-quality blue-chip stocks, it is not suited to markets in which volatility and low dividend yields predominate.
    With the recovery in global industrial production and the rise in global interest rates, cyclical stocks have outperformed sharply, and again, this Fund has little exposure to cyclical sectors. Over the long term, smokestack industries and resource stocks have not performed well, and we believe that these industries will continue to underperform over the long term. We prefer to grow patiently in high-quality stocks purchased at reasonable prices.

HOW DID THE FUND'S BOND INVESTMENTS PERFORM?
Our fixed-income component detracted from the Fund's overall performance for the last six months, as global interest rates rose over the period. The entire global bond market was down, represented by the -3.22% return of the J.P. Morgan Global Government Bond Index. The average maturity of our bond holdings was somewhat long, which has made these investments more susceptible to rising interest rates. Our high-quality bond orientation also underperformed compared to lower-quality bonds, since credit spreads tightened during the period. The fixed-income weight of the portfolio was about 30% during the last six months, a period of strong equity market performance.

WHAT INVESTMENTS PERFORMED WELL FOR THE FUND?
Banking stocks have been strong performers due to low inflation and the benefits of technology and new services. We expect these factors to continue. While we sold some of our holdings to take profits, we


As of 4/30/99, based on total net assets

================================================================================
Top ten countries
--------------------------------------------------------------------------------
  1. United States            53.18%
  2. United Kingdom           13.51
  3. Germany                   7.93
  4. Netherlands               6.14
  5. France                    6.12
  6. Switzerland               4.12
  7. Australia                 2.96
  8. Belgium                   2.49
  9. New Zealand               1.92
 10. Italy                     1.21
================================================================================


                       ---------------------------------

                         WE PREFER TO GROW PATIENTLY IN

                        HIGH-QUALITY STOCKS PURCHASED AT

                               REASONABLE PRICES.

                       ---------------------------------


          See important Fund and index disclosures inside front cover.

                         AIM GLOBAL GROWTH & INCOME FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION

As of 4/30/99, based on total net assets

TOTAL NUMBER OF HOLDINGS: 60

===============================================================================================================
TOP 10 EQUITY HOLDINGS                                         TOP 10 INDUSTRIES
---------------------------------------------------------------------------------------------------------------
   1. Mobil Corp. (U.S.)                          3.63%           1. Telephone                             7.86%
   2. UBS A.G. (Switzerland)                      3.15            2. Electric Companies                    7.48
   3. Royal Dutch Petroleum Co. (Netherlands)     2.89            3. Banks (Major Regional)                7.16
   4. First Tennessee National Corp. (U.S.)       2.68            4. Oil (International Integrated)        6.52
   5. Texas Utilities Co. (U.S.)                  2.37            5. Beverages (Alcoholic)                 5.75
   6. Cadbury Schweppes PLC (U.K.)                2.34            6. Foods                                 4.25
   7. Bristol-Myers Squibb Co. (U.S.)             2.29            7. Health Care (Diversified)             3.61
   8. McGraw-Hill Companies, Inc. (The) (U.S.)    2.27            8. Insurance Brokers                     3.48
   9. ING Groep N.V. (Netherlands)                2.08            9. Services (Commercial & Consumer)      2.71
  10. Avon Products, Inc. (U.S.)                  2.06           10. Banks (Regional)                      2.68
===============================================================================================================

PORTFOLIO ALLOCATION

--------------------------------------------------------------------------------
U.S. Common Stocks                      38.47%

International Common Stocks             32.01%

U.S. Government Notes and Bonds         14.65%

International Bonds                     14.39%

Other                                    0.48%
================================================================================

TOP 5 FIXED INCOME HOLDINGS

--------------------------------------------------------------------------------
                                   Coupon        Maturity         %
--------------------------------------------------------------------------------
U.S. Treasury Notes                 6.00%        02/2026        6.58%

U.S. Treasury Notes                 5.63         02/2001        5.01

Government of France Bonds          5.25         04/2008        3.79

United Kingdom Treasury Bonds       8.75         08/2017        3.35

Bundesrepublic Deutschland Bonds    8.25         09/2001        3.15
================================================================================

The Fund's portfolio is subject to change, and there is no assurance that the Fund will continue to hold any particular security.


retained the best banking stocks in our portfolio, such as UBS AG, a leading Swiss bank.
   We added to our already large holdings in major oil companies, including Mobil and Royal Dutch Petroleum. In December, Mobil and Exxon announced a record $77.2 billion merger, creating the world's largest oil company. Royal Dutch has a unique joint venture with Shell, and until the Exxon-Mobil merger, it was the world's leading petroleum company. Oil stocks are benefiting from continued consolidation in the industry and a recovery in oil prices. Since February, oil prices have risen 60%.

WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
While domestic economic growth continues to be extraordinarily good with no sign of slowing down, we expect to enter a period of increased volatility and uncertainty in global markets. Rising stock valuations combined with volatile interest rates could exacerbate market volatility. We believe that the Fund's emphasis on high quality and good value will help it weather market uncertainties.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/99, including sales charges

CLASS A SHARES

Inception (9/25/90)                          12.63%
5 Years                                      12.68
1 Year                                        1.24*

*7.10% excluding sales charges

CLASS B SHARES

Inception (10/22/92)                         13.63%
5 Years                                      13.01
1 Year                                        2.03*

*6.50% excluding CDSC

CLASS C SHARES
Inception (3/31/99)                           2.87%*

*cumulative return; 3.87% excluding CDSC

ADVISOR CLASS SHARES
Inception (6/1/95)                           16.56%
1 Year                                        7.49

*Advisor Class shares were closed to new investors as of March 1, 1999.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.
================================================================================


          See important Fund and index disclosures inside front cover.

                         AIM GLOBAL GROWTH & INCOME FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION


WHY STAYING FULLY INVESTED
HAS BEEN THE WISEST COURSE

When the stock market turns volatile, many investors feel the impulse to pull their money out of mutual funds. The question then becomes when to get back in. Trying to guess the answer could be very costly.
    No one, not even expert market watchers, can consistently predict what the market will do next. That's why AIM funds stay fully invested even in a down market, and we encourage investors to do the same.
    For long-term investing, the stock market historically has offered the highest returns. For example, the Standard & Poor's Composite Index of 500 Stocks (S&P 500) has reported an annualized total return of 13.66% for the 50 years ending March 31, 1999. Those were five decades of wars, recessions and political upheaval.
    If you pull your money out whenever markets decline, you could miss some of the market's best days. In August 1998, investors withdrew $11 billion from U.S. mutual funds. Chances are, many of those investors did not put their money back into the market in time for the October rally. In fact, October 1998 turned out to be the strongest month for the Dow Jones Industrial Average in 11 years.
    For international investors, here's another way to look at market timing: If you had invested a hypothetical $10,000 in the EAFE Index tracked by Morgan Stanley Capital International on March 31, 1979, your money would have grown to $117,775 by March 31, 1999. That's an average annual total return of 13.12%. But suppose that during that 20-year period, there were times when you decided to get out of the market. If you missed the market's two best months, your return would have fallen to 11.57%, and your investment would be worth $89,351. If you had missed the market's five best months, your return would have dropped to 9.74%, and your investment would be worth $64,144.
    The more you try to time the market, the greater your chances of missing its biggest single-day gains. Keep focused on your financial goals, and remember that time, not timing, is key to successful investing. Now may be a good time to visit your financial advisor to talk about your portfolio. Remember:

o think long-term
o diversify your investments
o avoid market timing
o maintain realistic expectations


PENALTY FOR MISSING THE MARKET

MSCI EAFE INDEX

Average annual total returns, 20 years ended 3/31/99

--------------------------------------------------------------------------------
Fully invested 240 months                       13.12%
Miss the 2 Best Months                          11.57%
Miss the 5 Best Months                           9.74%
Miss the 7 Best Months                           8.61%
Miss the 9 Best Months                           7.52%
Miss the 14 Best Months                          5.07%


The EAFE--Registered Trademark-- (Europe, Australasia, and the Far East) Index is a group of unmanaged foreign securities. The index is compiled by Morgan Stanley Capital International. Source: Lipper Analytical Services, Inc.
================================================================================


                         AIM GLOBAL GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS

April 30, 1999
(Unaudited)

                                      SHARES         VALUE
DOMESTIC COMMON STOCKS-38.47%

AEROSPACE/DEFENSE-1.69%

Lockheed Martin Corp.                   310,000   $ 13,349,375
--------------------------------------------------------------

BANKS (MONEY CENTER)-1.63%

First Union Corp.                       232,000     12,847,000
--------------------------------------------------------------

BANKS (REGIONAL)-2.68%

First Tennessee National Corp.          490,800     21,165,750
--------------------------------------------------------------

BEVERAGES (ALCOHOLIC)-2.86%

Anheuser-Busch Companies, Inc.          188,371     13,774,629
--------------------------------------------------------------
Brown-Forman Corp.                      118,600      8,739,338
--------------------------------------------------------------
                                                    22,513,967
--------------------------------------------------------------

ELECTRIC COMPANIES-5.02%

PG&E Corp.                              220,000      6,833,750
--------------------------------------------------------------
Southern Co.                            520,000     14,072,500
--------------------------------------------------------------
Texas Utilities Co.                     470,000     18,682,500
--------------------------------------------------------------
                                                    39,588,750
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.94%

Emerson Electric Co.                    115,000      7,417,500
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.60%

American General Corp.                  170,000     12,580,000
--------------------------------------------------------------

FOODS-1.91%

Bestfoods                               300,000     15,056,250
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-3.61%

American Home Products Corp.            170,000     10,370,000
--------------------------------------------------------------
Bristol-Myers Squibb Co.                284,800     18,102,600
--------------------------------------------------------------
                                                    28,472,600
--------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-1.31%

St. Paul Co., Inc. (The)                361,000     10,356,188
--------------------------------------------------------------

OIL (INTERNATIONAL
  INTEGRATED)-3.63%

Mobil Corp.                             273,500     28,649,125
--------------------------------------------------------------

PERSONAL CARE-2.06%

Avon Products, Inc.                     299,000     16,239,437
--------------------------------------------------------------

PUBLISHING-2.27%

McGraw-Hill Companies, Inc. (The)       324,000     17,901,000
--------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST-1.59%

Equity Office Properties Trust          307,000      8,461,688
--------------------------------------------------------------
Equity Residential Properties
  Trust                                  89,000      4,116,250
--------------------------------------------------------------
                                                    12,577,938
--------------------------------------------------------------

                                      SHARES         VALUE
SERVICES (COMMERCIAL &
  CONSUMER)-2.71%

Dun & Bradstreet Corp. (The)            309,800   $ 11,385,150
--------------------------------------------------------------
Service Corp. International             480,000      9,960,000
--------------------------------------------------------------
                                                    21,345,150
--------------------------------------------------------------

TELEPHONE-1.83%

Bell Atlantic Corp.                     250,000     14,406,250
--------------------------------------------------------------

TOBACCO-1.13%

Philip Morris Companies, Inc.           255,000      8,940,937
--------------------------------------------------------------
    Total Domestic Common Stock
      (Cost $213,136,726)                          303,407,217
--------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-32.01%

AUSTRALIA-2.96%

Foster's Brewing Group Ltd.
  (Beverages-Alcoholic)               3,500,000     10,209,479
--------------------------------------------------------------
National Australia Bank Ltd.
  (Banks-Major Regional)                674,825     13,137,955
--------------------------------------------------------------
                                                    23,347,434
--------------------------------------------------------------

BELGIUM-2.49%

Electrabel S.A. (Electric
  Companies)                             34,760     11,462,084
--------------------------------------------------------------
Fortis A.G.-CVG
  (Financial-Diversified)(a)             34,440        176,844
--------------------------------------------------------------
Fortis A.G.-Strip VVPR
  (Financial-Diversified)(a)            309,960          3,275
--------------------------------------------------------------
Societe Generale De
  Belgiquie-Warrants- Expiring
  11/30/99 (Electric Companies)(a)       11,587            367
--------------------------------------------------------------
Tractebel (Electric Companies)           57,935      7,963,580
--------------------------------------------------------------
                                                    19,606,150
--------------------------------------------------------------

FRANCE-2.33%

France Telecom S.A. (Telephone)(a)       95,000      7,673,459
--------------------------------------------------------------
Pernod Ricard
  (Beverages-Non-Alcoholic)             158,720     10,707,365
--------------------------------------------------------------
                                                    18,380,824
--------------------------------------------------------------

GERMANY-1.89%

Deutsche Telekom A.G. (Telephone)       190,000      7,487,770
--------------------------------------------------------------
IKB Deutsche Industriebank A.G.
  (Banks-Major Regional)                394,000      7,388,982
--------------------------------------------------------------
                                                    14,876,752
--------------------------------------------------------------

ITALY-1.21%

Telecom Italia S.p.A. (Telephone)       900,000      9,575,513
--------------------------------------------------------------

NETHERLANDS-6.14%

ING Groep N.V. (Insurance Brokers)      266,878     16,438,848
--------------------------------------------------------------
Koninklijke KPN N.V.
  (Telecommunications-Long
  Distance)                             220,005      9,181,628
--------------------------------------------------------------

                                      SHARES         VALUE
NETHERLANDS-(CONTINUED)

Royal Dutch Petroleum Co.
  (Oil-International Integrated)        391,840   $ 22,811,320
--------------------------------------------------------------
                                                    48,431,796
--------------------------------------------------------------

NEW ZEALAND-1.92%

Telecom Corp. of New Zealand Ltd.
  (Telephone)                         2,614,200     13,617,185
--------------------------------------------------------------
Telecom Corp. of New Zealand
  Ltd.-ADR (Telephone)                   38,000      1,565,125
--------------------------------------------------------------
                                                    15,182,310
--------------------------------------------------------------

SWITZERLAND-4.12%

Swisscom A. G. (Telephone)(a)            20,820      7,641,869
--------------------------------------------------------------
UBS A.G. (Banks-Major Regional)          73,259     24,872,624
--------------------------------------------------------------
                                                    32,514,493
--------------------------------------------------------------

UNITED KINGDOM-8.95%

Cadbury Schweppes PLC (Foods)         1,381,800     18,437,823
--------------------------------------------------------------
CGU PLC (Insurance Brokers)             694,750     10,968,997
--------------------------------------------------------------
Diageo PLC (Beverages-Alcoholic)      1,094,559     12,633,077
--------------------------------------------------------------
EMI Group PLC (Leisure
  Time-Products)                        887,600      7,560,166
--------------------------------------------------------------
Lloyds TSB Group PLC (Banks-Major
  Regional)                             688,428     11,079,590
--------------------------------------------------------------
Reckitt & Colman PLC (Household
  Products/ Non-Durables)               833,094      9,903,452
--------------------------------------------------------------
                                                    70,583,105
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $162,533,594)                                252,498,377
--------------------------------------------------------------

                                     PRINCIPAL
                                      AMOUNT
NON-U.S. DOLLAR DENOMINATED
  GOVERNMENT BONDS &
  NOTES(B)-14.39%

FRANCE-3.79%

Government of France, 5.25%,
  04/25/08  EUR                      25,670,000     29,859,378
--------------------------------------------------------------

                                     PRINCIPAL
                                      AMOUNT         VALUE
GERMANY-6.04%

Bundesrepublic Deutschland,
  Bonds, 8.25%, 09/20/01       EUR   20,950,000   $ 24,838,390
--------------------------------------------------------------
  Bonds, 6.25%, 04/26/06             12,490,000     15,347,915
--------------------------------------------------------------
  Bonds, 5.625%, 01/04/28             6,320,000      7,453,937
--------------------------------------------------------------
                                                    47,640,242
--------------------------------------------------------------

UNITED KINGDOM-4.56%

United Kingdom Treasury,
  Bonds, 9.00%, 10/13/08       GBP    5,948,329      9,568,483
--------------------------------------------------------------
  Bonds, 8.75%, 08/25/17             16,417,671     26,409,466
--------------------------------------------------------------
                                                    35,977,949
--------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Government Bonds
      & Notes (Cost $121,730,394)                  113,477,569
--------------------------------------------------------------

U.S. TREASURY NOTES-14.65%

  5.625%, 02/28/01                  $39,140,000     39,514,570
--------------------------------------------------------------
  5.50%, 02/15/08                    24,000,000     24,158,640
--------------------------------------------------------------
  6.00%, 02/15/26                    51,200,000     51,856,384
--------------------------------------------------------------
    Total U.S. Treasury Notes
      (Cost $120,099,608)                          115,529,594
--------------------------------------------------------------

REPURCHASE AGREEMENT(C)-0.06%

State Street Bank & Trust Co.,
  4.85%, 05/03/99(d) (Cost
  $457,000)                             457,000        457,000
--------------------------------------------------------------
TOTAL INVESTMENTS-99.58%                           785,369,757
--------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.42%                                  3,310,688
--------------------------------------------------------------
NET ASSETS-100.00%                                $788,680,445
==============================================================

Abbreviations:

ADR  - American Depositary Receipt
EURO - Euro
GBP  - British Pound

Notes to Schedule of Investments

(a)Non-income producing security.
(b)Foreign denominated security. Par value and coupon are denominated in currency indicated.
(c)Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(d)Repurchase agreement entered into 4/30/99 with a maturing value of $457,000. Collateralized by $460,000 U.S. Treasury Note, 5,75% due 04/30/03 with a market value at 04/30/99 of $468,769.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 1999
(Unaudited)

ASSETS:

Investments, at value (cost $617,957,322)       $785,369,757
------------------------------------------------------------
Cash                                                     749
------------------------------------------------------------
Receivables for:
  Investments sold                                15,945,315
------------------------------------------------------------
  Fund shares sold                                   571,986
------------------------------------------------------------
  Dividends and interest                           5,373,939
------------------------------------------------------------
  Forward contracts                                  318,502
------------------------------------------------------------
Other assets                                          29,694
------------------------------------------------------------
    Total assets                                 807,609,942
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           15,432,233
------------------------------------------------------------
  Fund shares reacquired                           2,263,481
------------------------------------------------------------
Accrued administrative services fees                  18,522
------------------------------------------------------------
Accrued advisory fees                                622,939
------------------------------------------------------------
Accrued distribution fees                            505,244
------------------------------------------------------------
Accrued transfer agent fees                           82,078
------------------------------------------------------------
Accrued trustees' fees                                 5,000
------------------------------------------------------------
    Total liabilities                             18,929,497
------------------------------------------------------------
Net assets applicable to shares outstanding     $788,680,445
------------------------------------------------------------

NET ASSETS:

Class A                                         $310,304,818
============================================================
Class B                                         $471,598,743
============================================================
Class C                                         $    850,196
============================================================
Advisor Class                                   $  5,926,688
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:
Class A                                           37,190,513
------------------------------------------------------------
Class B                                           56,561,395
------------------------------------------------------------
Class C                                              102,023
------------------------------------------------------------
Advisor Class                                        711,363
============================================================
Class A:
  Net asset value and redemption price per
    share                                       $       8.34
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.34 / 94.50%)         $       8.83
============================================================
Class B:
  Net asset value and offering price per share  $       8.34
============================================================
Class C:
  Net asset value and offering price per share  $       8.33
============================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                             $       8.33
============================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 1999
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $344,443 foreign withholding
  tax)                                          $  8,308,237
------------------------------------------------------------
Interest                                           7,211,582
------------------------------------------------------------
Securities lending                                   141,237
------------------------------------------------------------
    Total investment income                       15,661,056
------------------------------------------------------------

EXPENSES:

Advisory fees                                      3,857,172
------------------------------------------------------------
Administrative services fees                         124,161
------------------------------------------------------------
Custodian fees                                       117,861
------------------------------------------------------------
Distribution fees -- Class A                         543,720
------------------------------------------------------------
Distribution fees -- Class B                       2,409,629
------------------------------------------------------------
Distribution fees -- Class C                             756
------------------------------------------------------------
Trustees' fees                                         6,909
------------------------------------------------------------
Transfer agent fees -- Class A                       280,990
------------------------------------------------------------
Transfer agent fees -- Class B                       435,847
------------------------------------------------------------
Transfer agent fees -- Class C                           137
------------------------------------------------------------
Transfer agent fees -- Advisor Class                   5,618
------------------------------------------------------------
Other                                                249,730
------------------------------------------------------------
    Total expenses                                 8,032,530
------------------------------------------------------------
Less: Expenses paid indirectly                        (3,236)
------------------------------------------------------------
    Net expenses                                   8,029,294
------------------------------------------------------------
Net investment income                              7,631,762
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  AND FORWARD CURRENCY CONTRACTS:

Net realized gain from:
  Investment securities                           58,986,332
------------------------------------------------------------
  Foreign currencies                               3,854,290
------------------------------------------------------------
  Forward currency contracts                       1,268,131
------------------------------------------------------------
                                                  64,108,753
------------------------------------------------------------
Net unrealized appreciation (depreciation) of:
  Investment securities                          (19,406,770)
------------------------------------------------------------
  Foreign currencies                                (283,705)
------------------------------------------------------------
  Forward currency contracts                          93,746
------------------------------------------------------------
                                                 (19,596,729)
------------------------------------------------------------
  Net gain from investment securities, foreign
    currencies and forward currency contracts     44,512,024
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $ 52,143,786
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the six months ended April 30, 1999 and the year ended October 31, 1998 (Unaudited)

                                                               APRIL 30,      OCTOBER 31,
                                                                  1999            1998
                                                              ------------    ------------
OPERATIONS:

  Net investment income                                       $  7,631,762    $ 12,068,853
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and forward currency contracts                   64,108,753     146,741,450
------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities, foreign currencies and forward currency
    contracts                                                  (19,596,729)    (29,909,686)
------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        52,143,786     128,900,617
------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                       (3,286,753)     (4,583,653)
------------------------------------------------------------------------------------------
  Class B                                                       (3,405,451)     (4,410,176)
------------------------------------------------------------------------------------------
  Class C                                                           (1,067)             --
------------------------------------------------------------------------------------------
  Advisor Class                                                    (75,633)       (100,933)
------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                      (48,206,717)     (8,368,465)
------------------------------------------------------------------------------------------
  Class B                                                      (74,595,441)    (13,388,382)
------------------------------------------------------------------------------------------
  Advisor Class                                                   (965,129)       (131,267)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       34,709,208     (24,946,235)
------------------------------------------------------------------------------------------
  Class B                                                       35,434,054     (31,695,480)
------------------------------------------------------------------------------------------
  Class C                                                          834,488              --
------------------------------------------------------------------------------------------
  Advisor Class                                                   (730,138)      3,071,389
------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                       (8,144,793)     44,347,415
------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          796,825,238     752,477,823
------------------------------------------------------------------------------------------
  End of period                                               $788,680,445    $796,825,238
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $537,821,173    $467,573,561
------------------------------------------------------------------------------------------
  Undistributed net investment income                              862,858              --
------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures, forward and
    option contracts                                            82,402,752     142,061,286
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, forward contracts and option contracts         167,593,662     187,190,391
------------------------------------------------------------------------------------------
                                                              $788,680,445    $796,825,238
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 1999
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Growth & Income Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares:
Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares are sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital together with current income.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

A. Security Valuations-Each equity security is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the last available bid. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price on that day. Debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees of the Trust.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions are declared and paid quarterly.
C. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses-Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses are allocated among the classes.
E. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Forward Foreign Currency Contracts-A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a forward foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Outstanding forward foreign currency contracts at April 30, 1999 were as follows:

                          CONTRACT TO
  SETTLEMENT        ------------------------                  UNREALIZED
     DATE            DELIVER       RECEIVE        VALUE      APPRECIATION
  ----------        ----------   -----------   -----------   ------------
   07/30/99    GBP  33,700,000   $54,489,530   $54,171,028     $318,502

G. Futures Contracts-A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.
H. Foreign Securities-There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.
I. Indexed Securities-The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO Asset Management Limited is the Fund's sub-advisor and sub-administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 1.75%, 2.40%, 2.40%, and 1.40% of the average daily net assets of the Fund's Class A, Class B, Class C, and Advisor Class shares, respectively.
  A I M Fund Services, Inc. ("AFS") is the transfer agent of the Fund. The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AFS a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 1999, AFS was paid $675,980 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.35% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended April 30, 1999, the Class A, Class B and Class C shares paid AIM Distributors $543,720, $2,409,629 and $756, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $48,636 from sales of the Class A shares of the Fund during the six months ended April 30, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 1999, AIM Distributors received $1,171 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  AIM is the pricing and accounting agent for the Fund. The monthly fee for these services paid to AIM is a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable

Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 1999, the Fund received reductions in custodian fees of $3,236 under expense offset arrangements. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $3,236 during the six months ended April 30, 1999.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund, along with certain other funds advised and/or administered by AIM, has a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the Fund's total assets.
  For the six months ended April 30, 1999, the average outstanding daily balance of bank loans for the Fund was $541,177 with a weighted average interest rate of 5.42%. Interest expense for the Fund for the six months ended April 30, 1999 was $14,514.
  Effective May 28, 1999, the above line of credit was superseded by the Fund's participation in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.
NOTE 6-PORTFOLIO SECURITIES LOANED
At April 30, 1999, securities with an aggregate value of $62,740,486 were on loan to brokers. The loans were secured by cash collateral of $65,774,235 received by the Fund. For the six months ended April 30, 1999, the Fund received fees of $141,237 for securities lending.
  For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 1999 was $302,249,701 and $328,843,611, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of April 30, 1999 is as follows:

Aggregate unrealized appreciation of investment
  securities                                        $189,318,927
----------------------------------------------------------------
Aggregate unrealized (depreciation) of investment
  securities                                         (21,906,492)
----------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                        $167,412,435
================================================================

Investments have the same cost for tax and financial statement purposes.

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 were as follows:

                             APRIL 30, 1999              OCTOBER 31, 1998
                       --------------------------   ---------------------------
                         SHARES         AMOUNT        SHARES         AMOUNT
                       -----------   ------------   -----------   -------------
Sold:
  Class A                6,575,947   $ 56,089,453    40,631,419   $ 363,947,180
-------------------------------------------------------------------------------
  Class B                3,752,689     32,366,841    12,852,707     115,998,695
-------------------------------------------------------------------------------
  Class C*                 105,386        861,814            --              --
-------------------------------------------------------------------------------
  Advisor                  182,981      1,561,945     4,670,023      41,740,705
-------------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                5,657,146     46,609,222     1,294,169      11,189,344
-------------------------------------------------------------------------------
  Class B                8,329,586     68,620,381     1,736,739      14,930,372
-------------------------------------------------------------------------------
  Class C*                     122          1,004            --              --
-------------------------------------------------------------------------------
  Advisor                  126,247      1,037,660        25,259         222,124
-------------------------------------------------------------------------------
Reacquired:
  Class A               (8,124,224)   (67,989,467)  (44,464,914)   (400,082,759)
-------------------------------------------------------------------------------
  Class B               (7,769,316)   (65,553,168)  (17,992,943)   (162,624,547)
-------------------------------------------------------------------------------
  Class C*                  (3,485)       (28,330)           --              --
-------------------------------------------------------------------------------
  Advisor                 (379,986)    (3,329,743)   (4,285,866)    (38,891,440)
-------------------------------------------------------------------------------
                         8,453,093   $ 70,247,612    (5,533,407)  $ (53,570,326)
===============================================================================

* Class C shares commenced sales March 1, 1999.

NOTE 9-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                           CLASS A
                                                            ---------------------------------------------------------------------
                                                                                          YEAR ENDED OCTOBER 31,
                                                            APRIL 30,    --------------------------------------------------------
                                                             1999(a)     1998(a)     1997(a)       1996        1995        1994
                                                            ---------    --------    --------    --------    --------    --------
Net asset value, beginning of period                        $   9.26     $   8.21    $   7.11    $   6.35    $   6.21    $   6.29
----------------------------------------------------------  --------     --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income                                         0.10         0.17        0.21        0.22        0.24        0.22
----------------------------------------------------------  --------     --------    --------    --------    --------    --------
  Net realized and unrealized gain (loss) on investments        0.50         1.25        1.12        0.82        0.13       (0.03)
----------------------------------------------------------  --------     --------    --------    --------    --------    --------
    Net increase from investment operations                     0.60         1.42        1.33        1.04        0.37        0.19
----------------------------------------------------------  --------     --------    --------    --------    --------    --------
Distributions to shareholders:
  From net investment income                                   (0.09)       (0.13)      (0.21)      (0.24)      (0.22)      (0.21)
----------------------------------------------------------  --------     --------    --------    --------    --------    --------
  From net realized gain on investments                        (1.43)       (0.24)      (0.02)      (0.04)      (0.01)      (0.06)
----------------------------------------------------------  --------     --------    --------    --------    --------    --------
    Total distributions                                        (1.52)       (0.37)      (0.23)      (0.28)      (0.23)      (0.27)
----------------------------------------------------------  --------     --------    --------    --------    --------    --------
Net asset value, end of period                              $   8.34     $   9.26    $   8.21    $   7.11    $   6.35    $   6.21
==========================================================  ========     ========    ========    ========    ========    ========
Total return(b)                                                6.78%       17.76%      19.01%      16.80%       6.27%       3.14%
==========================================================  ========     ========    ========    ========    ========    ========
Ratios and supplemental data:
Net assets, end of period (in 000's)                        $310,305     $306,279    $292,528    $286,203    $284,069    $317,847
==========================================================  ========     ========    ========    ========    ========    ========
Ratio of net investment income to average net assets:           2.30%(c)     1.87%       2.74%       3.17%       3.85%       3.30%
==========================================================  ========     ========    ========    ========    ========    ========
Ratio of expenses to average net assets:                        1.62%(c)     1.65%       1.64%       1.66%       1.74%        N/A
==========================================================  ========     ========    ========    ========    ========    ========
Portfolio turnover rate                                           39%          92%         50%         39%         83%        117%
==========================================================  ========     ========    ========    ========    ========    ========

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Total return does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $313,272,006.
N/A  Not Applicable.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                           CLASS B
                                                            ---------------------------------------------------------------------
                                                                                          YEAR ENDED OCTOBER 31,
                                                            APRIL 30,    --------------------------------------------------------
                                                             1999(a)     1998(a)     1997(a)       1996        1995        1994
                                                            ---------    --------    --------    --------    --------    --------
Net asset value, beginning of period                        $   9.25     $   8.21    $   7.11    $   6.35    $   6.21    $   6.29
---------------------------------------------------------   --------     --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income                                         0.07         0.11        0.16        0.17        0.20        0.18
---------------------------------------------------------   --------     --------    --------    --------    --------    --------
  Net realized and unrealized gain (loss) on investments        0.51         1.25        1.13        0.82        0.13       (0.03)
---------------------------------------------------------   --------     --------    --------    --------    --------    --------
    Net increase from investment operations                     0.58         1.36        1.29        0.99        0.33        0.15
---------------------------------------------------------   --------     --------    --------    --------    --------    --------
Distributions to shareholders:
  From net investment income                                   (0.06)       (0.08)      (0.17)      (0.20)      (0.18)      (0.17)
---------------------------------------------------------   --------     --------    --------    --------    --------    --------
  From net realized gain on investments                        (1.43)       (0.24)      (0.02)      (0.03)      (0.01)      (0.06)
---------------------------------------------------------   --------     --------    --------    --------    --------    --------
    Total distributions                                        (1.49)       (0.32)      (0.19)      (0.23)      (0.19)      (0.23)
---------------------------------------------------------   --------     --------    --------    --------    --------    --------
Net asset value, end of period                              $   8.34     $   9.25    $   8.21    $   7.11    $   6.35    $   6.21
=========================================================   ========     ========    ========    ========    ========    ========
Total return(b)                                                 6.54%       16.93%      18.28%      16.06%       5.57%       2.48%
=========================================================   ========     ========    ========    ========    ========    ========
Ratios and supplemental data:
Net assets, end of period (in 000's)                        $471,599     $483,307    $456,893    $383,966    $356,796    $359,242
=========================================================   ========     ========    ========    ========    ========    ========
Ratio of net investment income to average net assets:           1.65%(c)     1.22%       2.09%       2.52%       3.20%       2.65%
=========================================================   ========     ========    ========    ========    ========    ========
Ratio of expenses to average net assets:                        2.27%(c)     2.30%       2.29%       2.31%       2.39%        N/A
=========================================================   ========     ========    ========    ========    ========    ========
Portfolio turnover rate                                           39%          92%         50%         39%         83%        117%
=========================================================   ========     ========    ========    ========    ========    ========

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Total return does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $485,919,748.
N/A  Not Applicable.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                      CLASS C                               ADVISOR CLASS
                                                 -----------------   ------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,              JUNE 1, 1995
                                                   MARCH 1, 1999     --------------------------------------------        TO
                                                        TO           APRIL 30,                                       OCTOBER 31,
                                                 APRIL 30, 1999(a)    1999(a)      1998(a)     1997(a)      1996        1995
                                                 -----------------   ---------     -------     -------     ------   -------------
Net asset value, beginning of period                  $ 8.05          $ 9.26       $ 8.20      $ 7.10      $ 6.35      $ 6.24
------------------------------------------------      ------          ------       ------      ------      ------      ------
Income from investment operations:
  Net investment income (loss)                          0.03            0.12         0.21        0.23        0.23        0.11
------------------------------------------------      ------          ------       ------      ------      ------      ------
  Net realized and unrealized gain (loss) on
    investments                                         0.28            0.49         1.25        1.13        0.82        0.13
------------------------------------------------      ------          ------       ------      ------      ------      ------
    Net increase (decrease) from investment
      operations                                        0.31            0.61         1.46        1.36        1.05        0.24
------------------------------------------------      ------          ------       ------      ------      ------      ------
Distributions to shareholders:
  From net investment income                           (0.03)          (0.11)       (0.16)      (0.24)      (0.26)      (0.13)
------------------------------------------------      ------          ------       ------      ------      ------      ------
  From net realized gain on investments                   --           (1.43)       (0.24)      (0.02)      (0.04)         --
------------------------------------------------      ------          ------       ------      ------      ------      ------
    Total distributions                                (0.03)          (1.54)       (0.40)      (0.26)      (0.30)      (0.13)
------------------------------------------------      ------          ------       ------      ------      ------      ------
Net asset value, end of period                        $ 8.33          $ 8.33       $ 9.26      $ 8.20      $ 7.10      $ 6.35
================================================      ======          ======       ======      ======      ======      ======
Total return(b)                                         3.87%           6.87%       18.27%      19.23%      17.19%       3.83%
================================================      ======          ======       ======      ======      ======      ======
Ratios and supplemental data:
Net assets, end of period (in 000's)                  $  850          $5,927       $7,239      $3,057      $3,085      $  944
================================================      ======          ======       ======      ======      ======      ======
Ratio of net investment income to average net
  assets:                                               1.65%(c)        2.65%(c)     2.22%       3.09%       3.52%       4.20%(d)
================================================      ======          ======       ======      ======      ======      ======
Ratio of expenses to average net assets:                2.27%(c)        1.28%(c)     1.30%       1.29%       1.31%       1.39%(d)
================================================      ======          ======       ======      ======      ======      ======
Portfolio turnover rate                                   39%             39%          92%         50%         39%         83%
================================================      ======          ======       ======      ======      ======      ======

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Total return does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $459,635 and $6,263,835 for Class C and Advisor Class, respectively.
(d)  Annualized.
N/A  Not Applicable.

BOARD OF TRUSTEES                                 OFFICERS                                OFFICE OF THE FUND
C. Derek Anderson                                 Robert H. Graham                        11 Greenway Plaza
President, Plantagenet Capital                    Chairman and President                  Suite 100
Management, LLC (an investment                                                            Houston, TX 77046
partnership); Chief Executive Officer,            Dana R. Sutton
Plantagenet Holdings, Ltd.                        Vice President and Treasurer            INVESTMENT MANAGER
(an investment banking firm)
                                                  Samuel D. Sirko                         A I M Advisors, Inc.
Frank S. Bayley                                   Vice President and Secretary            11 Greenway Plaza
Partner, law firm of                                                                      Suite 100
Baker & McKenzie                                  Melville B. Cox                         Houston, TX 77046
                                                  Vice President
Robert H. Graham                                                                          SUB-ADVISOR
President and Chief Executive Officer,            Gary T. Crum
A I M Management Group Inc.                       Vice President                          INVESCO Asset Management Ltd.
                                                                                          11 Devonshire Square
Arthur C. Patterson                               Carol F. Relihan                        London EC2M 4YR
Managing Partner, Accel Partners                  Vice President                          England
(a venture capital firm)
                                                  Mary J. Benson                          TRANSFER AGENT
Ruth H. Quigley                                   Assistant Vice President and
Private Investor                                  Assistant Treasurer                     A I M Fund Services, Inc.
                                                                                          P.O. Box 4739
                                                  Sheri Morris                            Houston, TX 77210-4739
                                                  Assistant Vice President and
                                                  Assistant Treasurer                     CUSTODIAN

                                                  Nancy L. Martin                         State Street Bank and Trust Company
                                                  Assistant Secretary                     225 Franklin Street
                                                                                          Boston, MA 02110
                                                  Ofelia M. Mayo
                                                  Assistant Secretary                     COUNSEL TO THE FUND

                                                  Kathleen J. Pflueger                    Kirkpatrick & Lockhart LLP
                                                  Assistant Secretary                     1800 Massachusetts Avenue, N.W.
                                                                                          Washington, D.C. 20036-1800

                                                                                          COUNSEL TO THE TRUSTEES

                                                                                          Paul, Hastings, Janofsky & Walker LLP
                                                                                          Twenty Third Floor
                                                                                          555 South Flower Street
                                                                                          Los Angeles, CA 90071

                                                                                          DISTRIBUTOR

                                                                                          A I M Distributors, Inc.
                                                                                          11 Greenway Plaza
                                                                                          Suite 100
                                                                                          Houston, TX 77046

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      SEMIANNUAL REPORT / MANAGERS' OVERVIEW


HOW AIM MAKES INVESTING
EASY FOR YOU

o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

O AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

o   EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value
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o   SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50
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o   EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of
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o   RETIREMENT PLANS. You may purchase shares of an AIM fund for your Individual
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    and earn tax-deferred dollars for your retirement.

o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may
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o   www.aimfunds.com. As a current shareholder, you can check account balances
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    us questions that include confidential information without the fear of eavesdropping, tampering or forgery.

                         -----------------------------

                              CURRENT SHAREHOLDERS

                                  CAN CALL OUR

                              AIM INVESTOR LINE AT

                                  800-246-5463

                                FOR 24-HOUR-A-DAY

                              ACCOUNT INFORMATION.

                         -----------------------------

                         AIM GLOBAL GROWTH & INCOME FUND

                                 THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                MONEY MARKET FUNDS                       A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)               AIM Money Market Fund                    leadership in the mutual-fund industry
AIM Blue Chip Fund                          AIM Tax-Exempt Cash Fund                 since 1976 and managed approximately
AIM Capital Development Fund                                                         $112 billion in assets for more than 6.3
AIM Constellation Fund                      INTERNATIONAL GROWTH FUNDS               million shareholders, including
AIM Dent Demographic Trends Fund            AIM Advisor International Value Fund     individual investors, corporate clients
AIM Large Cap Growth Fund                   AIM Asian Growth Fund                    and financial institutions as of March
AIM Mid Cap Equity Fund(2),(A)              AIM Developing Markets Fund(2)           31, 1999.
AIM Select Growth Fund(3)                   AIM Europe Growth Fund(2)                    The AIM Family of Funds--Registered
AIM Small Cap Growth Fund(2),(B)            AIM European Development Fund            Trademark-- is distributed nationwide,
AIM Small Cap Opportunities Fund            AIM International Equity Fund            and AIM today is the 10th-largest
AIM Value Fund                              AIM Japan Growth Fund(2)                 mutual-fund complex in the United States
AIM Weingarten Fund                         AIM Latin American Growth Fund(2)        in assets under management, according to
                                            AIM New Pacific Growth Fund(2)           Strategic Insight, an independent
GROWTH & INCOME FUNDS                                                                mutual-fund monitor.
AIM Advisor Flex Fund                       GLOBAL GROWTH FUNDS
AIM Advisor Large Cap Value Fund            AIM Global Aggressive Growth Fund
AIM Advisor Real Estate Fund                AIM Global Growth Fund
AIM Balanced Fund
AIM Basic Value Fund(2),(C)                 GLOBAL GROWTH & INCOME FUNDS
AIM Charter Fund                            AIM Global Growth & Income Fund(2)
                                            AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund(2)                   GLOBAL INCOME FUNDS
AIM High Yield Fund                         AIM Emerging Markets Debt Fund(2),(D)
AIM High Yield Fund II                      AIM Global Government Income Fund(2)
AIM Income Fund                             AIM Global Income Fund
AIM Intermediate Government Fund            AIM Strategic Income Fund(2)
AIM Limited Maturity Treasury Fund
                                            THEME FUNDS
TAX-FREE INCOME FUNDS                       AIM Global Consumer Products and Services Fund(2)
AIM High Income Municipal Fund              AIM Global Financial Services Fund(2)
AIM Municipal Bond Fund                     AIM Global Health Care Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut     AIM Global Infrastructure Fund(2)
AIM Tax-Free Intermediate Fund              AIM Global Resources Fund(2)
                                            AIM Global Telecommunications and Technology Fund(2),(E)
                                            AIM Global Trends Fund(2),(F)



(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998.
(2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (F) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.



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